November 16, 2023

BNY MELLON NEW YORK TAX EXEMPT BOND FUND, INC.

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon New York Tax Exempt Bond Fund, Inc. (the "Fund") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and BNY Mellon New York AMT-Free Municipal Bond Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of Class Z shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of December 15, 2023 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about March 7, 2024. If the Agreement is approved, the Reorganization will be consummated on or about May 10, 2024.

In anticipation of the Reorganization, effective on or about December 20, 2023 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

•	Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;
•	Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and
•	Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to the Fund's shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

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